UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

CIRCLE STAR ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53868 (Commission File Number)	30-0696883 (IRS Employer Identification No.)

7065 Confederate Park Road, Suite 102
Fort Worth, Texas  76108
(Address of principal executive offices)(Zip Code)

(817) 744-8502
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2013, G. Jonathan Pina resignedas Chief Financial Officer (principal financial and accounting officer) and Secretary of the Company. Mr. Pina’s resignation is effective as of April 23, 2013.

On April 25, 2013, the sole director of the Company, S. Jeffrey Johnson, appointed himself as Interim Chief Financial Officer (principal financial and accounting officer) and Interim Secretary, until a permanent successor is named.  Mr. Johnson, has served as a director of the Company since June 16, 2011, as Chairman since July 6, 2011, and as Chief Executive Officer since October 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCLE STAR ENERGY CORP.
(Registrant)

April 26, 2013	By:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson
Chief Executive Officer